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                                                                     Exhibit 5.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
The Sponsors and Trustee of
Defined Asset Funds--Municipal Insured Series--2

We consent to the use in this Post-Effective Amendment No. 4 to Registration Statement No. 33-57883 of our opinion dated September 23, 1999 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading 'Auditors' in such Prospectus.

DELOITTE & TOUCHE LLP
New York, N.Y.
September 28, 1999